Exhibit 10.1

THIRD AMENDMENT TO COMMERCIAL LEASE AGREEMENT

This Third Amendment to the Commercial Lease Agreement (the “THIRD AMENDMENT”) is made this 1st day of October, 2017, (the “EFFECTIVE” DATE) by and between Zoned Properties, Inc. (the “Landlord”), C3C3 Group, LLC (the “Tenant”). and Alan Abrams, Individually as Personal Guarantor (the “Guarantor”).

WITNESSETH:

WHEREAS, Landlord, Tenant, and Guarantor heretofore entered into a Commercial Lease Agreement (the “LEASE”) executed and effective as of August 15, 2015 for the lease of the facilities commonly known as 410 S. Madison Dr. Suite #1, Tempe Arizona 85281 (the “Tempe Property”); and

WHEREAS, Landlord, Tenant, and Guarantor heretofore entered into a FIRST LEASE AMENDMENT and SECOND LEASE AMENDMENT (the “Lease Amendments”) incorporated by reference, the most recent of which was dated September 01, 2016;

WHEREAS, Landlord has transferred and recorded property title of the Tempe Property into its wholly owned subsidiary, Zoned Arizona Properties, LLC (the “Subsidiary”), and in doing so has assigned its rights and interests in the Lease to its Subsidiary; and

WHEREAS, The Landlord has invested capital into the property for expansion of the facilities for use by the Tenant, including but not limited to an expansion of utilities and an expansion of operational space; and

WHEREAS, The parties hereto desire to amend the Premises and the Base Rent of the monthly rental payment under the Lease to reflect the expanded facilities; and

WHEREAS, all defined terms used in the Lease shall have the same meaning herein as therein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for good and valuable consideration, the sufficiency and receipt of which is acknowledged, the Parties agree to the following amendment to the language of the Lease:

1.	2.01 Premises: The Premises shall be amended as per the Premises Description attached as an updated “Amended Exhibit C” to the original Lease Agreement.

2.	5.01 Base Rent: The Base Rent shall be amended as per the Rental Schedule attached as an updated “Amended Exhibit B” to the original Lease Agreement.

[Signature Page to Follow]

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Your signature below will indicate that you agree to the terms and conditions as set forth herein dated October 01, 2017:

Zoned Properties, Inc.		Zoned Arizona Properties, LLC.

By:	/s/ Bryan McLaren	By:	/s/ Bryan McLaren
Name:	Bryan McLaren	Name:	Bryan McLaren
Title:	CEO	Title:	Authorized Agent

Alan Abrams, Individually.		C3C3 Group, LLC.

By:	/s/ Alan Abrams	By:	/s/ Christopher Carra
Name:	Alan Abrams	Name:	Christopher Carra
Title:	Personal Guarantor	Title:	President

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AMENDED EXHIBIT B: BASE RENT SCHEDULE

Year	Start Date	End Date	Monthly Base Rent	Annual Base Rent	Base Rent Rate	Rentable Area

1	08/01/2015	07/31/2016	$13,500.00	$162,000.00	$32.40	5,000
2	08/01/2016	01/31/2017	$13,500.00	$162,000.00	$10.80	15,000
2	02/01/2017	10/30/2017	$25,500.00	$306,000.00	$20.40	15,000
3	11/01/2017	03/31/2017	$30,500.00	$366,000.00	$12.20	30,000
3	04/01/2018	07/31/2018	$35,500.00	$426,000.00	$14.20	30,000
4	08/01/2018	07/31/2019	$45,500.00	$546,000.00	$18.20	30,000
5	08/01/2019	07/31/2020	$55,500.00	$666,000.00	$22.20	30,000
6	08/01/2020	07/31/2021	$58,275.00	$699,300.00	$23.31	30,000
7	08/01/2021	07/31/2022	$61,188.75	$734,265.00	$24.48	30,000
8	08/01/2022	07/31/2023	$64,248.19	$770,978.25	$25.70	30,000
9	08/01/2023	07/31/2024	$67,460.60	$809,527.16	$26.98	30,000
10	08/01/2024	07/31/2025	$67,460.60	$809,527.16	$26.98	30,000
11	08/01/2025	07/31/2026	$67,460.60	$809,527.16	$26.98	30,000
12	08/01/2026	07/31/2027	$67,460.60	$809,527.16	$26.98	30,000
13	08/01/2027	07/31/2028	$67,460.60	$809,527.16	$26.98	30,000
14	08/01/2028	07/31/2029	$67,460.60	$809,527.16	$26.98	30,000
15	08/01/2029	07/31/2030	$67,460.60	$809,527.16	$26.98	30,000
16	08/01/2030	07/31/2031	$67,460.60	$809,527.16	$26.98	30,000
17	08/01/2031	07/31/2032	$67,460.60	$809,527.16	$26.98	30,000
18	08/01/2032	07/31/2033	$67,460.60	$809,527.16	$26.98	30,000
19	08/01/2033	07/31/2034	$67,460.60	$809,527.16	$26.98	30,000
20	08/01/2034	07/31/2035	$67,460.60	$809,527.16	$26.98	30,000

* Annual Rental Rate escalates at 5% per annum through year 10

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AMENDED EXHIBIT C: PROPERTY SITE AND LEGAL DESCRIPTION

Parcel ID:	124-39-038 & 124-39-039A

Property Address:	410 S. Madison Dr. Suites #1, #2, and #3 Tempe, AZ 85281

Building and Premises:	30,000 total square feet in stages of development at the Tempe Medical Marijuana Business Park; includes 20,000 square feet of developed cultivation and processing space already completed, and 10,000 square feet of un-developed warehouse to be used as storage space until future developments can be completed, located in eastern half of the building. The Authority to Operate (ATO) for the Licensed Medical Marijuana Facilities held by CJK, Inc.

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